                                2,000,000 Shares*

                               inTEST Corporation

                                  Common Stock



                             UNDERWRITING AGREEMENT

                                                                       , 2000


NEEDHAM & COMPANY, INC.
ADAMS, HARKNESS & HILL, INC.
JANNEY MONTGOMERY SCOTT LLC
  As Representatives of the several underwriters named in Schedule I hereto c/o Needham & Company, Inc.
  445 Park Avenue
  New York, New York 10022

Ladies and Gentlemen:

         inTEST Corporation, a Delaware corporation (the "Company"), proposes to issue and sell 1,000,000 shares (the "Company Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders," which term shall include the Selling Stockholder Insiders as defined below) propose to sell an aggregate of 1,000,000 shares (the "Selling Stockholder Firm Shares") of Common Stock, in each case to you and to the several other underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 300,000 shares of Common Stock, on the terms and for the purposes set forth in Section 1(b) (the "Option Shares"). The Company Firm Shares and the Selling Stockholder Firm Shares are referred to collectively herein as the "Firm Shares," and the Firm Shares and the Option Shares are referred to collectively herein as the "Shares." The several Underwriters propose to offer the Shares as set forth in the Prospectus (as defined below).

         The Company and each of the Selling Stockholders confirm as follows their respective agreements with the Representatives and the several other Underwriters.

         1. Agreement to Sell and Purchase.

         (a) On the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Company Firm Shares to the several Underwriters, (ii) each Selling Stockholder, severally and not jointly, agrees to sell to the several Underwriters the respective number of Selling Stockholder Firm Shares set forth opposite that Selling Stockholder's name on Schedule II hereto and (iii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders the respective number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $____ for each Firm Share. The number of Firm Shares to be purchased by each Underwriter from the Company and each Selling Stockholder shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by the Company and each Selling Stockholder as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder.


-------------------
* Plus an option to purchase up to an additional 300,000 shares to cover over-allotments.

         (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time, and from time to time, on or before the 30th day after the date of this Agreement. Each time for the delivery and payment for the Option Shares being herein referred to as an "Option Closing Date" shall be determined upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice, setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer payable in same-day funds to the order of the Company for the Company Firm Shares to be sold by it and to Fleet National Bank, as custodian for the Selling Stockholders (the "Custodian"), for the Selling Stockholder Firm Shares at the office of Needham & Company, Inc., 445 Park Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on the third (or, if the purchase price set forth in Section 1(a) hereof is determined after 4:30 p.m., Washington D.C. time, the fourth) business day following the commencement of the offering contemplated by this Agreement, or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place, from time to time, at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

         The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company or the Selling Stockholders, respectively, to the respective Underwriters shall be borne by the Company and such Selling Stockholders, as the case may be. The Company and such Selling Stockholders, as the case may be, will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

         (a) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-37604) on Form S-3 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus, including the documents incorporated by reference therein, as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration


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statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all documents incorporated by reference therein, financial statements and all exhibits and schedules thereto and any information deemed to be included by Rule 430A and includes any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations. The term "Prospectus" means the prospectus, including the documents incorporated by reference therein, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus, including the documents incorporated by reference therein, included in the Registration Statement at the Effective Date. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the Effective Date, the date of any preliminary prospectus or the date of the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

         (b) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statement (including any related registration statement filed pursuant to Rule 462(b) under the Act) or any post-effective amendment thereto has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations under the Exchange Act (the "Exchange Act Rules and Regulations"), and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations, and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement thereto did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the concession and reallowance figures in the second paragraph under the heading "Underwriting" and the information in the sixth paragraph and first sentence of the seventh paragraph under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement.

         (c) The documents that are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations or the Exchange Act Rules and Regulations, as applicable; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations or the Exchange Act Rules and Regulations, as applicable.


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         (d) The Company does not own, and at the Closing Date and, if later, the Option Closing Date, will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity, other than the subsidiaries listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, Temptronic Test Systems, Ltd., Temptronic International Corporation and inTest Gmbh (the "Subsidiaries"). The Company and each of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has, and at the Closing Date and, if later, the Option Closing Date, will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company and its Subsidiaries taken as a whole or their business, properties, business prospects, condition (financial or other) or results of operations. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and owned by the Company free and clear of all claims, liens, charges and encumbrances; there are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of any Subsidiary. The Company and its Subsidiaries are not, and at the Closing Date and, if later, the Option Closing Date, will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws. Complete and correct copies of the certificate or articles of incorporation, bylaws or other organizational documents of the Company and each of its Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

         (e) All of the outstanding shares of capital stock of the Company (including the Selling Stockholder Firm Shares to be sold by the Selling Stockholders under this Agreement) have been duly authorized, validly issued and are fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws; the Company Firm Shares and the Option Shares have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations. No further approval or authority of stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Selling Stockholder Firm Shares or the issuance and sale of the Company Firm Shares and the Option Shares as contemplated herein.

         (f) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the financial condition of the Company and its consolidated Subsidiaries (including, for the purposes of the financial statements and schedule referred to in the following sentence, Temptronic Corporation, a Delaware corporation) as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated Subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The financial statements and schedules included in the Registration Statement or the Prospectus conform to the requirements of Item 11(b)(iii) of Form S-3 under the Act and Regulation S-X of the Rules and Regulations and no other financial statements or schedule of the Company are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG LLP (the "Accountants"), who have reported on certain of such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The summary consolidated financial data included in the Registration Statement present


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fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented in the Registration Statement.

         (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than in connection with the exercise of options to purchase the Company's Common Stock granted pursuant to the Company's stock option plan from the shares reserved therefor as described in the Registration Statement), or any material adverse change in the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred nor will any of them incur, except in the ordinary course of business as described in the Prospectus, any material liabilities or obligations, direct or contingent, nor has the Company or any of its Subsidiaries entered into nor will any of them enter into, except in the ordinary course of business as described in the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

         (h) The Company is not, will not become as a result of the transactions contemplated hereby, and will not conduct its business in a manner that would cause it to become, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         (i) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its Subsidiaries, or any of its or their officers in their capacity as such, nor to the Company's knowledge is there any basis therefor, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could reasonably be expected to materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (j) The Company and each Subsidiary has, and at the Closing Date and, if later, the Option Closing Date, will have, performed all the required obligations required to be performed by it hereunder, and is not, and at the Closing Date, and, if later, the Option Closing Date, will not be, in default, under any contract or other instrument to which it is a party or by which its property is bound or affected, which default could be expected to materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. To the knowledge of the Company, no other party under any contract or other instrument to which it or any of its Subsidiaries is a party is in default in any respect thereunder, which default might reasonably be expected to materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries is, and at the Closing Date and, if later, the Option Closing Date, will be, in violation of any provision of its certificate or articles of organization or bylaws or other organizational documents.

         (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares.

         (l) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate or articles of incorporation, bylaws or other organizational documents of the Company or any of its Subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease,

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contract or other agreement or instrument to which the Company or any of its
Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of its or their properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries.

         (m) The Company and its Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by them. The Company and its Subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (n) There is no document, contract, permit or instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any of its Subsidiaries is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against and by the Company or such Subsidiary in accordance with the terms thereof.

         (o) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by
Section 6 of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

         (p) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date or, if later, the Option Closing Date, and
(ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any preliminary prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement, which rights have not been waived by the holder thereof as of the date hereof.

         (r) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed an application to list the Shares to be sold by the Company hereunder on the Nasdaq National Market ("NNM"), and has received notification that the listing has been accepted, subject to notice of issuance of such Shares. The Shares to be sold by the Selling Stockholders hereunder are listed on the NNM.

         (s) Except as disclosed in or specifically contemplated by the Prospectus (i) the Company and its Subsidiaries have sufficient trademarks, trade names, patents, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted and to the Company's knowledge, none of the foregoing intellectual property rights owned or licensed by the Company is invalid or unenforceable, (ii) the Company has no knowledge of any infringement by it or any of its Subsidiaries of trademarks, trade name rights, patents, patent rights, mask work rights, copyrights, licenses, trade secrets or other similar rights of others, where such infringement could reasonably be expected to have a material and adverse effect on the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole, (iii) the Company is not aware of any infringement, misappropriation or violation by others of, or conflict by others with rights of the Company with respect to, any of the foregoing intellectual property rights of the Company and its Subsidiaries where such infringement could reasonably be expect to have a material and adverse effect on the business, properties, business prospects, conditions (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole and (iv) there is no claim being made against the Company or any of its Subsidiaries, or to the knowledge of the Company, any employee of the Company or any of its Subsidiaries, regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could reasonably be expected to have a material and adverse effect the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (t) The Company and each of its Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. Neither the Company nor any of its Subsidiaries has any tax deficiency which has been or, to the knowledge of the Company, might be asserted or threatened against it which could have a material and adverse effect on the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (u) The Company and its Subsidiaries owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct their respective businesses as contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole. There is no proceeding pending or, to the Company's knowledge, threatened (or any basis therefor known to the Company) which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company and each of its Subsidiaries is conducting its business in compliance with all laws, rules and regulations applicable thereto (including, without limitation, all applicable federal, state and local environmental laws and regulations) except where such noncompliance would not materially and adversely affect the Company, any of its Subsidiaries or the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (v) The Company and each of its Subsidiaries maintains insurance of the types and in the amounts it reasonably believes to be adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

         (w) Neither the Company nor any of its Subsidiaries has nor, to the Company's knowledge, any of its or their respective employees or agents at any time during the last five years (i) made any unlawful payment or contribution to or for the benefit of any foreign official, or failed to disclose fully any payment or contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

         (x) Neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could reasonably be expected to have a material adverse effect on the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

         4. Representations, Warranties and Covenants of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants and covenants to each Underwriter that:

         (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney (the "Power of Attorney") and related Custody Agreement (the "Custody Agreement"), each in the form heretofore furnished to you, and for the sale and delivery of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, to make the representations, warranties and agreements hereunder and thereunder, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.

         (b) Certificates in negotiable form representing all of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder have been placed in custody under the Custody Agreement, duly executed and delivered by such Selling Stockholder to the Custodian, and such Selling Stockholder has duly executed and delivered the Power of Attorney appointing Robert E. Mathiessen and Hugh T. Regan, Jr., and each of them, as such Selling Stockholder's attorney-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine (subject to the provisions of the Power of Attorney) the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement.

         (c) Such Selling Stockholder specifically agrees that the Selling Stockholder Firm Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are held for the benefit of and coupled with and subject to the interests of the Underwriters, the Custodian, the Attorneys-in-Fact, each other Selling Stockholder and the Company, that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable except as provided in paragraph 2(b) of the Power of Attorney, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity, liquidation or dissolution of any Selling Stockholder or by the occurrence of any other event. If any individual Selling Stockholder or any executor or trustee for a Selling Stockholder should die or become incapacitated, or if any Selling Stockholder that is an estate or trust should be terminated, or if any Selling Stockholder that is a partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Selling Stockholder Firm Shares hereunder, certificates representing the Selling Stockholder Firm Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         (d) This Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Stockholder and each such document constitutes a valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms.

         (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the sale of the Selling Stockholder Firm Shares by such Selling Stockholder or the consummation by such Selling Stockholder of the transactions on its part contemplated by this Agreement, the Power of Attorney and the Custody Agreement, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder.

         (f) The sale of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder and the performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to such Selling Stockholder or, if such Selling Stockholder is a corporation, partnership or other entity, the organizational documents of such Selling Stockholder.

         (g) Such Selling Stockholder has, and at the Closing Date will have, good and marketable title to the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims whatsoever; and, upon delivery of such Selling Stockholder Firm Shares and payment therefor pursuant hereto, good and marketable title to such Selling Stockholder Firm Shares, free and clear of all liens, encumbrances, equities or claims whatsoever, will be delivered to the Underwriters.

         (h) On the Closing Date all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

         (i) Other than as permitted by the Act and the Rules and Regulations, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken and will not at any time take, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of shares of Common Stock to facilitate the sale or resale of any of the Shares.

         (j) All information with respect to such Selling Stockholder contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto complied or will comply in all material respects with all applicable requirements of the Act and the Rules and Regulations and does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (k) Such Selling Stockholder has no knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus that has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries, and the sale of the Shares proposed to be sold by such Selling Stockholder is not prompted by any such knowledge taken as a whole.

         (l) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 3 hereof are not true and correct.

         (m) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         5. Agreements of the Company and the Selling Stockholders. Each of the Company and the Selling Stockholders respectively covenants and agrees with the several Underwriters as follows:

         (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

         (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and notify the Representatives promptly of all such filings. If the Company elects to rely upon Rule 462(b) under the Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to the Rules and Regulations.

         (c) The Company will furnish to each Representative, without charge, one signed copy of each of the Registration Statement and of any pre-effective or post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

         (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

         (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request. The Company will not file any document under the Exchange Act or the Exchange Act Rules and Regulations before the termination of the offering of the Shares by the Underwriters, if such document would be deemed to be incorporated by reference into the Prospectus, that is not approved by the Representatives after reasonable notice thereof.

         (f) Prior to any public offering of the Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

         (g) The Company will, so long as required under the Rules and Regulations, furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated Subsidiaries, if any, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries, if any, for such quarter in reasonable detail.

         (h) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

         (i) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the Availability Date (as defined below), an earning statement covering a period of at least 12 months beginning after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations). For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

         (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and, unless otherwise paid by the Company, the Selling Stockholders will pay or reimburse if paid by the Representatives, in such proportions as they may agree upon themselves, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, any Underwriters' Questionnaires, the Stockholders' Agreements, any Underwriters' Powers of Attorney, and any invitation letters to prospective Underwriters, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the NNM, (vi) any filings required to be made by the Underwriters with the National Association of Securities Dealers, Inc. and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, not to exceed $2,500, (viii) fees, disbursements and other charges of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (ix) the transfer agent for the Shares. The Underwriters may deem the Company to be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and the Selling Stockholders; provided, however, that in the event the Company fails to pay the costs and expenses set forth herein, the Selling Stockholders' obligations under this
Section 5(j) shall be several and in proportion to their individual number of Shares sold. The Selling Stockholders will pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement that are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Stockholders, any fees and expenses of the Attorneys-in-Fact and the Custodian, and all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholders to the Underwriters hereunder.

         (k) The Company will not at any time, directly or indirectly, take any action designed or which might reasonably be expected to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

         (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

         (m) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the "lock-up period") , without the prior written consent of Needham & Company, Inc., the Company will not offer, sell, contract to sell, pledge, grant options, warrants or rights to purchase or otherwise dispose of (collectively, a "transfer") any equity securities of the Company or any other securities convertible into or exchangeable for its Common Stock or other equity security (other than pursuant to the employee stock option plan disclosed in the Prospectus or pursuant to the conversion of convertible securities or the exercise of warrants in each case outstanding on the date of this Agreement or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, however, that during the lock-up period, the Company may transfer equity securities of the Company or any other securities convertible into or exhangeable for its Common Stock in connection with an acquisition of a business or assets of a third party provided that the transferee agrees to be bound by the terms and restrictions provided for in this Section 5(m).

         (n) During the lock-up period, the Company will not, without the prior written consent of Needham & Company, Inc., grant options to purchase shares of Common Stock (other than as disclosed in the Prospectus or pursuant to the employee stock option plan disclosed in the Prospectus and provided that all such grants have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and are not exercisable during the lock-up period). During the period of 90 days after the date of the Prospectus, the Company will not file with the Commission or cause to become effective any registration statement relating to any securities of the Company without the prior written consent of Needham & Company, Inc.

         (o) The Selling Stockholders will, and the Company will cause each of its executive officers and directors to, enter into lock-up agreements with the Representatives to the effect that they will not, without the prior written consent of Needham & Company, Inc., sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in Schedule III hereto or as otherwise agreed by the Representatives.

         6. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

         (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. If the Company has elected to rely upon Rule 462(b), the registration statement filed under Rule 462(b) shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

         (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives do not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and, if later, the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) of this paragraph.

         (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or other) or results of operations of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

         (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company, any of its Subsidiaries, or any of its or their officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, in the judgment of the Representatives, materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company and its Subsidiaries taken as a whole.

         (e) Each of the representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company or the Selling Stockholders and all conditions contained herein to be fulfilled or complied with by the Company or the Selling Stockholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

         (f) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Saul, Ewing, Remick & Saul LLP, counsel to the Company and the Selling Stockholders, with respect to the following matters (except that the matters set forth in subparagraphs (xix)-(xxi) need not be addressed in the opinion delivered at the Option Closing Date, if later than the Closing Date):

             (i) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus; and is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary and where the failure to be so licensed or qualified would have a material and adverse effect on the business or financial condition of the Company.

             (ii) All of the outstanding shares of capital stock of the Company (including the Selling Stockholder Shares) have been duly authorized, validly issued and are fully paid and nonassessable, are not subject to preemptive rights and have not been issued in violation of any statutory preemptive rights or to such counsel's knowledge similar contractual rights;

             (iii) The certificate evidencing the Common Stock delivered to the Underwriters is in due and proper form under Delaware law, the Shares to be sold by the Company hereunder have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and nonassessable, are not subject to preemptive rights and, when issued, will not have been issued in violation of any statutory preemptive rights or, to such counsel's knowledge, similar contractual rights.

             (iv) All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and owned by the Company free and clear of all claims, liens, charges and encumbrances; to such counsel's knowledge, there are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of any Subsidiary.

             (v) The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to options outstanding referred to in the Prospectus). To such counsel's knowledge, except as disclosed in or specifically contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company. The description of the capital stock of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects.

             (vi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement or the Prospectus but are not so described.

             (vii) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated under this Agreement, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares.

             (viii) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

             (ix) The execution and delivery of this Agreement, the compliance by the Company with all of the terms hereof and the consummation of the transactions contemplated hereby does not contravene any provision of applicable law or certificate or articles of incorporation, bylaws or other organizational documents of the Company or any of its Subsidiaries, and to such counsel's knowledge will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms and provisions of, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries, or any of their respective properties is bound or affected, or violate or conflict with (i) any judgment, ruling, decree or order known to such counsel or (ii) any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries.

             (x) To such counsel's knowledge, there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed or incorporated by reference as required, and each description of such contracts and documents that is contained in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations.

             (xi) The statements in the Prospectus or incorporated therein by reference, insofar as they constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly present, in all material respects, the information required to be disclosed in such documents and matters.

             (xii) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

             (xiii) The Selling Stockholder Shares are duly listed on the NNM and the Company Shares have been duly authorized for listing on the NNM, subject to notice of issuance.

             (xiv) To such counsel's knowledge, no holder of securities of the Company has rights, which have not been waived or satisfied, to require the registration with the Commission shares of Common Stock or other securities, as part of the offering contemplated hereby.

             (xv) The Registration Statement has become effective under the Act, and to such counsel's knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued and (ii) no proceeding for that purpose has been instituted or is pending, threatened or contemplated.

             (xvi) The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (other than the financial statements, schedules and other financial data contained or incorporated by reference in the Registration Statement or the Prospectus, as to which such counsel need express no opinion).

             (xvii) Such counsel has participated in the preparation of the Registration Statement and Prospectus and has no reason to believe that, as of the Effective Date, the Registration Statement, or any amendment or supplement thereto, (other than the financial statements, schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any amendment or supplement thereto, as of its date and the Closing Date and, if later, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion).

             (xviii) The documents incorporated by reference in the Prospectus (other than the financial statements, schedules and other financial data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations.

             (xix) This Agreement, the Power of Attorney and the Custody Agreement have each been duly executed and delivered by or on behalf of each Selling Stockholder, and each constitutes a valid and binding agreement of such Selling Stockholder in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency or other laws affecting creditors' rights generally or by general principles of equity; the Attorneys-in-Fact and the Custodian have been duly authorized by such Selling Stockholder to deliver the Shares on behalf of such Selling Stockholder in accordance with the terms of this Agreement; and to such counsel's knowledge the sale of the Shares to be sold by such Selling Stockholder hereunder, the performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to such Selling Stockholder or, if such Selling Stockholder is a corporation, partnership or other entity, the organizational documents of such Selling Stockholder.

             (xx) To such counsel's knowledge, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Selling Stockholders of the transactions on their part contemplated by this Agreement, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares.

             (xxi) Each Selling Stockholder has full legal right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and, upon payment for such Shares and assuming that the Underwriters are purchasing such Shares in good faith and without notice of any other adverse claim within the meaning of the Uniform Commercial Code, the Underwriters will have acquired all rights of such Selling Stockholder in such Shares free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company.

         In rendering such opinion, such counsel may rely upon as to matters of local law on opinions of counsel satisfactory in form and substance to the Representatives and counsel for the Underwriters, provided that the opinion of counsel to the Company and the Selling Stockholders shall state that they are doing so, that they have no reason to believe that they and the Underwriters are not entitled to rely on such opinions and that copies of such opinions are to be attached to the opinion.

         (g) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel to the Underwriters, from Ratner & Prestia P.C., patent counsel for the Company, with respect to the following matters:

             (i) The statements in the Prospectus under the headings "Risk Factors - "If we are not able to obtain patents on or otherwise preserve and protect our proprietary technologies, our business may suffer"; "Risk Factors - Claims of intellectual property infringement by or against us could seriously harm our businesses"; and "Business - Patents and Other Proprietary Rights"; insofar as such statements constitute summary descriptions of the legal matters, documents, proceedings or descriptions referred to therein, fairly present the information called for with respect to such legal matters, documents, proceedings or descriptions. To such counsel's knowledge, neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with (and we know of no infringement of or conflict with) asserted rights of others in any patents, trade secrets, copyrights, trademarks, service marks or trade names. To such counsel's knowledge, except as described in the Prospectus, there is no infringement or violation by others of any of the Company's patents, trade secrets, copyrights, trademarks, service marks or trade names. To such counsel's knowledge there are no legal or governmental proceedings pending or threatened related to patents, trade secrets, copyrights, trademarks, service marks or trade names of others to which the Company or any of its subsidiaries is a party or, except for ordinary proceedings initiated by the Company or any of its subsidiaries seeking statutory rights, registrations or certifications from governmental authorities, to which any intellectual property of the Company or any of its Subsidiaries is subject.

             (ii) To such counsel's knowledge there is no contract or other document relating to patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks or trade names of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Prospectus that is not filed or described as required.

             (iii) Attached to the opinion is an accurate and complete list describing all patents issued to, and all patent applications filed on behalf of, the Company or any of its Subsidiaries with the U.S. Patent and Trademark Office or with patent authorities in other countries. It is such counsel's opinion, based on the declarations of the named inventor(s) in the applications and our investigation of the facts concerning the inventions by such inventor(s), the named inventor(s) are the original and first inventor(s) of the subject matter which is claimed. Such counsel is not aware of any other patents issued to, or patent applications filed by or on behalf of, the Company or any of its Subsidiaries. On the basis of such counsel's review of assignments executed by the inventors, it is such counsel's opinion that all the inventors have assigned to the Company or its Subsidiaries all their right, title and interest in the applications and the patents listed on the attachment to such counsel's opinion. It is such counsel's opinion that the patents so listed are valid and enforceable and such counsel is not aware of any information that would render the patents, or any of the claims therein, invalid or unenforceable. Further, such counsel is not aware of any actions brought or threatened by any party alleging the invalidity or unenforceability of the patents listed on Schedule A.

             (iv) To such counsel's knowledge: (i) the Company and its subsidiaries own, or are licensed or otherwise possess adequate rights to use, all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights (collectively "Intellectual Property") which are used in or necessary for the conduct of their respective businesses as described in the Prospectus, except as disclosed in the Prospectus, no claims have been asserted by any person to the use of any Intellectual Property or challenging or questioning the validity or effectiveness of any Intellectual Property; and (ii) the use, in connection with the business and operations of the Company and its Subsidiaries, of any Intellectual Property does not infringe on the rights of any person to the extent that an unfavorable decision, ruling or finding as to such infringement could materially adversely affect the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

         (h) The representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Morgan, Lewis & Bockius, LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

         (i) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company and its Subsidiaries as required by the Act and the Exchange Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained, or incorporated by reference, in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall meet the requirements of the preceding sentence and shall confirm as of a date not more than three days prior to the date of delivery, the statements made in the letters delivered pursuant to the preceding sentence.

         (j) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives a certificate of the Company, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

             (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading.

             (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

             (iii) Each of the covenants required to be performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

         (k) Concurrently with the execution and delivery of this Agreement and at the Closing Date there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by the Selling Stockholders (or the Attorneys-in-Fact on their behalf), in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of the Selling Stockholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Stockholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

         (l) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 5(o).

         (m) The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

         (n) Prior to the Closing Date, the Shares shall have been duly authorized for listing on the NNM upon official notice of issuance.

         (o) The Company and the Selling Stockholders shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Stockholders herein, as to the performance by the Company and the Selling Stockholders of its and their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

         7. Indemnification.

         (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that
(i) the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of any Underwriter, expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus; (ii) the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person and if copies of the Prospectus were timely delivered to such Underwriter pursuant to Section 5 hereof. The Company acknowledges that the concession and reallowance figures in the second paragraph under the heading "Underwriting" and the information in the sixth paragraph and first sentence of the seventh paragraph under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

         (b) (i) Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based in whole or in part on
         (x) any inaccuracy in the representations and warranties of such Selling Stockholder contained herein, (y) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make any statements in it not misleading in light of the circumstances in which they were made, where such untrue statement, omission or alleged untrue statement or omission was made in reliance on and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder for inclusion in the Prospectus, or (z) any failure of such Selling Stockholder to perform his, her or its obligations hereunder or under law in connection with the transactions contemplated hereby.

             (ii) Each of the Selling Stockholder Insiders (as identified below), severally and not jointly, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made. The "Selling Stockholder Insiders" are Jack R. Edmunds, Richard Endres, Daniel J. Graham, A. Graham, Hakuto America Holdings, Inc., Alyn R. Holt, C. E. Holt, M. M. Matthiessen, Robert E. Matthiessen, Gregory W. Slayton and Douglas W. Smith.

             (iii) Notwithstanding the foregoing.

                           (A) The Selling Stockholders will not be liable to
                  the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus;

                           (B) The Selling Stockholders will not be liable to
                  any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person and if copies of the Prospectus were timely delivered to such Underwriter pursuant to Section 5 hereof; and

                           (C) The liability of each Selling Stockholder under
                  this Section 7(b) shall be limited to an amount equal to the lesser of (x) such Selling Stockholder's pro rata portion of the total of all losses, claims liabilities, expenses and damages indemnified against (such pro rata portion being equal to the number of Shares sold by such Selling Stockholder, divided by the total number of Shares sold by the Company and all of the Selling Stockholders), or (y) the product of the purchase price for each Share set forth in Section 1(a) hereof multiplied by the number of Shares sold by such Selling Stockholder hereunder.

         This indemnity agreement will be in addition to any liability that the Company and the Selling Stockholder might otherwise have.

         (c) Each Underwriter will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder to the same extent as the foregoing indemnity from the Company and each Selling Stockholder to each Underwriter, as set forth in Sections 7(a) and 7(b), but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of such Underwriter, expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. The Company and the Selling Stockholders acknowledge that the concession and reallowance figures in the second paragraph under the heading "Underwriting" and the information in the sixth paragraph and first sentence of the seventh paragraph under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

         (d) Any party that proposes to assert the right to be indemnified under this Section 7 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).

         (e) If the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under paragraphs (a), (b),
(c) and (d) of this Section 7 in respect of any losses, claims, liabilities, expenses and damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Stockholders from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 7(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         (f) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

         8. Reimbursement of Certain Expenses. In addition to its other obligations under Section 7(a) of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon, in whole or in part, any statement or omission or alleged statement or omission, or any inaccuracy in the representations and warranties of the Company or the Selling Stockholder contained herein or failure of the Company or the Selling Stockholders to perform its or their respective obligations hereunder or under law, all as described in Section 7(a) and 7(b), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 8 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

         9. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company and the Selling Stockholders from the Representatives, without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Firm Shares or Option Shares, as the case may be, in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission or by The Nasdaq Stock Market, (ii) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or market, by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal, New York State or New Jersey authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with completion of the public offering or the delivery of and payment for the Shares.

         If this Agreement is terminated pursuant to Section 10 hereof, neither the Company nor any Selling Stockholder shall be under any liability to any Underwriter except as provided in Sections 5(j), 7 and 8 hereof. In addition, if for any other reason the purchase of the Shares by the Underwriters is not consummated or if for any reason the Company shall be unable to perform its obligations hereunder, the several Underwriters shall be responsible for their out-of-pocket expenses, including those associated with meetings with the brokerage community and institutional investors, other than the Company's travel expenses, and the fees and expenses of Underwriters' counsel (other than fees and expenses relating to Blue Sky matters and the filings required to be made with the National Association of Securities Dealers, Inc).

         10. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders for the purchase or sale of any Shares under this Agreement. Any action taken pursuant to this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         11. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company or the Selling Stockholders, at the office of the Company, 2 Pin Oak Lane, Cherry Hill, NJ 08003, Attention: Hugh T. Regan, Jr., with a copy to Charles C. Zall, Esq., Saul, Ewing, Remick & Saul, LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102-2186, or (b) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc., 445 Park Avenue, New York, New York 10022,
Attention: Corporate Finance Department, with a copy to Alan Singer, Esq., Morgan, Lewis & Bockius, LLP, 1701 Market Street, Philadelphia, PA 19103-2921. Any such notice shall be effective only upon receipt. Any notice under Section 9 or 10 hereof may be made by telecopier or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

         Any action required or permitted to be made by the Representatives under this Agreement may be taken by them jointly or by Needham & Company, Inc.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Company and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                      Very truly yours,

                                      inTEST Corporation


                                      By:
                                          -------------------------------------
                                           Title:



                                      SELLING STOCKHOLDERS
                                      (named in Schedule II hereto)



                                      By:
                                          -------------------------------------
                                                   Attorney-in-Fact

Confirmed as of the date first above mentioned:

NEEDHAM & COMPANY, INC.
ADAMS, HARKNESS & HILL, INC.
JANNEY MONTGOMERY SCOTT LLC
      Acting on behalf of themselves
      and as the Representatives of
      the other several Underwriters
      named in Schedule I hereto.


By:   NEEDHAM & COMPANY, INC.


By:
      --------------------------------------
      Title:

                                   SCHEDULE I

                                  UNDERWRITERS


                                                           Number of Firm
Underwriters                                           Shares to be Purchased
------------                                           ----------------------
Needham & Company, Inc. ...........
Adams, Harkness & Hill, Inc. ......
Janney Montgomery Scott LLC ...........................

                                                            --------
         Total  .......................................     2,000,000
                                                            =========

                                   SCHEDULE II

                              SELLING STOCKHOLDERS



                                                       Number of Selling
                                                       Stockholder Firm
               Name of Stockholder                     Shares to be Sold
               -------------------                     -----------------


               Jack R. Edmunds                             8,733

               Richard O. Endres                          34,046

               A. Graham                                   8,169

               Daniel J. Graham                           82,023

               Hakuto America Holdings, Inc.             170,629

               Alyn R. Holt                              300,000

               The Holt Charitable Remainder Trust       115,000

               C.E. Holt                                  61,554

               M.M. Matthiessen                           16,501

               Robert E. Matthiessen                      16,449

               Hugh T. Regan, Sr.                         11,052

               K.J. Regan                                 11,052

               Gregory W. Slayton                          8,372

               Douglas W. Smith                          156,465
                                                       ---------
                                                       1,000,000

                                  SCHEDULE III

                            FORM OF LOCK-UP AGREEMENT


         The undersigned is a holder of securities of inTEST Corporation, a Delaware corporation (the "Company"), and wishes to facilitate the public offering of shares of the Common Stock (the "Common Stock") of the Company (the "Offering"). The undersigned recognizes that such Offering will be of benefit to the undersigned.

         In consideration of the foregoing and in order to induce you to act as underwriters in connection with the Offering, the undersigned hereby agrees that he, she or it will not, without the prior written approval of Needham & Company, Inc., acting on its own behalf and/or on behalf of other representatives of the underwriters, directly or indirectly, sell, contract to sell, make any short sale, pledge, or otherwise dispose of, or enter into any hedging transaction that is likely to result in a transfer (collectively, a "transfer") of, any shares of Common Stock, options to acquire shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock of the Company which he, she or it may own, for a period commencing as of the date hereof and ending on the date which is ninety (90) days after the date of the final Prospectus relating to the Offering; provided, however, that the undersigned may transfer shares of Common Stock as a bona fide gift for estate planning purposes provided that the transferee agrees to be bound by the terms herein and executes an agreement substantially in the form of this Agreement. The undersigned confirms that he, she or it understands that the underwriters and the Company will rely upon the representations set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities held by the undersigned except in compliance with this Agreement.

         This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.